Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Awaysis Capital, Inc. for the fiscal year ended June 30, 2022, I, Michael Singh, Chairman of the Board and Chief Executive Officer of Awaysis Capital, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Form 10-K for the fiscal year ended June 30, 2022 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Form 10-K for the fiscal year ended June 30, 2022, fairly presents, in all material respects, the financial condition and results of operations of Awaysis Capital, Inc.

November 4, 2022	By:	/s/ Michael Singh
Michael Singh
Chairman of the Board and Chief Executive Officer
(Principal Executive, Financial and Accounting Officer)